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                                                                    EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY FOR
         TENDER OF ANY AND ALL OUTSTANDING 12-1/8% SENIOR DISCOUNT NOTES
                DUE APRIL 15, 2008 OF NEXTEL INTERNATIONAL, INC.

         This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of Nextel International, Inc., a Washington corporation (the "Company"), made pursuant to the Prospectus, dated
________, 1998 (the "Prospectus"), if certificates for the outstanding 12-1/8%
Senior Discount Notes due April 15, 2008 of the Company (the "Private Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New
York City time, on the Expiration Date of the Exchange Offer. This Notice of
Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender
Private Notes pursuant to the Exchange Offer, a completed, signed and dated
Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

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
                                                             Delivery To:

                                                 The Bank of New York, Exchange Agent
                  By Mail:                            By Facsimile Transmission:                            By Hand:
            The Bank of New York                   (For Eligible Institutions Only)                   The Bank of New York
             101 Barclay Street                             (212) 815-6339                             101 Barclay Street
                Floor 7 East                                                                        New York, New York 10286
          New York, New York 10286                       Confirm by Telephone:
                                                            (212) 815-5942                      Attention: Ground Level Corporate
     Attention: Reorganization Section                                                                     Trust Services Window
                Theresa Gass

                                                         By Overnight Delivery
                                                         The Bank of New York
                                                         101 Barclay Street
                                                              Floor 7 East
                                                        New York, New York 10286

                                                   Attention: Reorganization Section
                                                              Theresa Gass

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA
FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE
GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH
SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE
SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Private Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption
"The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount at Maturity of Private Notes Tendered:*

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
 $
  --------------------------------------------------------
  Certificate Nos. (if available):                                If Private Notes will be delivered by book-entry transfer to
                                                                  The Depository Trust Company, provide account number.

 ---------------------------------------------------------
 Total Principal Amount at Maturity Represented by Private
 Notes Certificate(s):

 $                                                                Account Number:
  --------------------------------------------------------                       ---------------------------------------------
 Name(s) of Registered Holder(s):                                 Date:
                                 -------------------------             -------------------------------------------------------

* Must be in denominations of principal amount of $1,000 at maturity and any integral multiple thereof.


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         AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
         THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

          X
          ---------------------------------   ----------------------------------

          X
          ---------------------------------   ----------------------------------
              Signature(s) of Owner(s)                        Date
              or Authorized Signatory

            Area Code and Telephone Number:
                                           ------------------------

         MUST BE SIGNED BY THE HOLDER(S) OF PRIVATE NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR PRIVATE NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
                  --------------------------------------------------------------

                  --------------------------------------------------------------
Capacity:
                  --------------------------------------------------------------
Address(es):
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount at maturity of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.


-------------------------------------    ---------------------------------------
           Name of Firm                            Authorized Signature


-------------------------------------    ---------------------------------------
             Address                                       Title


-------------------------------------    Name:----------------------------------
             Zip Code                              (Please Type or Print)

Area Code and Tel. No.                   Dated:
                      ---------------          ---------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.


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